UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 17, 2020

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 714-0360 N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LPTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02.  Termination of a Material Definitive Agreement.

As previously disclosed, on September 7, 2018, Leap Therapeutics, Inc. (the “Company”) entered into a Distribution Agreement (the “Distribution Agreement”) with Raymond James & Associates, Inc. (“Raymond James”) to offer and sell, at the Company’s option, shares of common stock, par value $0.001 per share (the “Common Stock”), having aggregate gross sales proceeds of up to $30 million, from time to time, through an “at the market” equity offering program under which Raymond James acted as agent.

On June 17, 2020, the Company delivered written notice to Raymond James, effective as of such date, to terminate the Distribution Agreement pursuant to Section 8(a) thereof. During the term of the Distribution Agreement, the Company sold an aggregate of 1,033,147 shares of Common Stock pursuant to the Distribution Agreement, resulting in net proceeds of approximately $1,922,842.

A copy of the Distribution Agreement was filed as Exhibit 1.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 7, 2018. The description of the Distribution Agreement contained in such Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the copy of the Distribution Agreement filed as Exhibit 1.1 to the Form 8-K dated September 7, 2018.

Item 8.01.  Other Events.

On June 17, 2020, the Company issued a press release announcing a proposed underwritten public offering of its Common Stock and pre-funded warrants to purchase shares of Common Stock. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Press Release dated June 17, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP THERAPEUTICS, INC.

Dated: June 17, 2020	By:	/s/ Douglas E. Onsi
	Name:	Douglas E. Onsi
	Title:	Chief Executive Officer and President